Dear Shareholders:
--------------------------------------------------------------------------------

    The Lexington Worldwide Emerging Markets Fund appreciated 7.38%* in 1996. According to Lipper Analytical Services, Inc. the average return during 1996 for emerging market funds was 11.2%. The unmanaged Morgan Stanley Emerging Markets Free Index** advanced 6.0% in 1996.

    Moderate global economic activity provided a positive background for most equity markets in 1996. Unfortunately, the strong performance of the U.S. and many large developed markets discouraged foreign investors from venturing into the emerging markets. As a result, returns for emerging market funds badly trailed average returns for U.S. and European equity funds. U.S. long bonds rallied strongly from August till year end as the economy showed signs of slowing. Anticipating rising interest rates, the Fund had been widely diversified with an emphasis on markets with low correlations to U.S. stocks and bonds. Portfolio positions in Chile, Greece, South Korea, India, South Africa, and Thailand hindered performance as Latin America and most of Asia enjoyed strong second half returns. Latin America and Asian markets tend to perform well as U.S. interest rates decline and this occurred during the latter half of the year. The unmanaged Morgan Stanley Capital International Chilean Index** fell 13.5% as a strong economy forced interest rates higher and stocks lower. Greek equities gained only a little over 6% on the unmanaged Morgan Stanley Captial International Greek Index**, although valuations are very attractive and economic restructuring is improving the long term outlook. The Fund was not overweight in too many poor performing markets, but its diversification did expose the portfolio to several of the poorer performing markets.

    The outlook for 1997 is more favorable. Due to several years of underperformance versus the developed markets, emerging markets offer outstanding relative value. Latin America continues to enjoy an economic recovery which will fuel strong profit growth. Progress continues to be made on the economic and political front as well. Brazil experienced the lowest inflation in over 30 years and privatization continues to move forward. Argentina has seen a clear pick-up in economic activity and discussions are underway to reform the labor market. Mexico has seen interest rates and inflation decline. GDP growth is now driven by a healthy export sector. Asian markets currently favored are Hong Kong/China, Philippines, and Malaysia. The Chinese economy has slowed down to the 10% level while inflation has fallen to single digits. Chinese interest rates are falling and property prices are rising. This year Hong Kong reverts to Chinese rule and with falling interest rates and accelerating profit growth, the outlook is favorable. The Philippines has been well managed under President Ramos. Growth is now approaching 7% per annum. Unlike the rest of Asia, export growth is remaining strong as the Philippines has become very competitive. Malaysia has been a success story for many years and this should continue. Economic activity will likely slow in 1997 due to weaker exports; however, interest rates are likely to decline which historically has benefitted stocks.

    The Lexington Worldwide Emerging Markets Fund currently has 30% invested in Latin America, with heavy representation in Brazil, Chile and Mexico. Asia comprises 40% with heavy emphasis on Malaysia, Philippines, Hong Kong/ China, and Singapore. Russian equities are among the cheapest in the world and offer tremendous upside potential as the Russian economy transforms to capitalism. The Fund presently has 5.1% in Russian equities which trade at steep discounts to replacement value. Eastern Europe continues to perform well but with stock prices experiencing strong gains over the past year the risk/reward opportunities are less attractive. Weightings in Eastern Europe have been reduced to 7% from over 10% in 1996. Greece remains a favored market due to prospects for falling interest rates, economic restructuring, and low valuations. Greece represents 5.5% of the Fund's holdings. Finally, positions have been reduced in South Africa, South Korea and Thailand as better opportunities have been found elsewhere.

                                 Sincerely,

         Richard T. Saler                         Robert M. DeMichele
         Portfolio Manager                        President
         February, 1997                           February, 1997


                                CHART/BEGIN
          Printed version of this shareholder report contains a graphic chart indicating the comparison of change in value of a $10,000 investment in Lexington Worldwide Emerging Markets Fund, Inc., the unmanaged Morgan Stanley Capital International (EAFE) Index and the unmanaged Morgan Stanley Emerging Markets Free Index from 6/17/91 through 12/31/96
                                 CHART/END


 *7.38%,  8.10% and 8.33% are the one, five and ten year average annual standard total returns, respectively, for the period ended December 31, 1996. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

**All country and regional  returns are from the  corresponding  Morgan  Stanley
  Capital International Indices. Returns are dollar based with net dividends reinvested.

Lexington Worldwide Emerging Markets Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1996


Number of                                                              Value
 Shares                            Security                           (Note 1)
--------------------------------------------------------------------------------

                  COMMON STOCKS: 99.9%
               ARGENTINA: 2.0%
       97,000  Banco Frances del Rio de la Plata S.A. .............$  2,667,500
       98,400  Telefonica de Argentina S.A. (ADR) .................   2,546,100
                                                                   ------------
                                                                      5,213,600
                                                                   ------------

               BRAZIL: 12.0%
      379,400  Aracruz Celulose S.A. (ADR) ........................   3,130,050
    8,290,000  Cia Tecidos Norte De Mina (Preferred shares) .......   2,645,622
   12,118,000  Companhia Cimento Portland Itau ....................   4,256,314
      216,800  Compania Vale Do Rio Doce (ADR) (Preferred shares)1.   4,172,858
   24,943,000  Petroleo Brasileiro S.A.(Preferred shares) .........   3,972,759
   54,336,000  Telecomunicacoes Brasileiras S.A. ..................   4,183,341
   20,100,000  Telecomunicacoes de Sao Paulo S.A. .................   4,352,353
3,682,057,000  Usinas Siderurgicas de Minas Gerais S.A. ...........   3,756,140
                                                                   ------------
                                                                     30,469,437
                                                                   ------------

               CHILE: 5.4%
      773,800  Antofagasta Holdings Plc ...........................   4,502,293
      159,100  Banco O'Higgins (ADR) ..............................   3,689,131
      199,300  Banco Santander (ADR) ..............................   2,989,500
      186,100  Maderas y Sinteticos Sociedad Anonima S.A. (ADR) ...   2,605,400
                                                                   ------------
                                                                     13,786,324
                                                                   ------------

               COLUMBIA: 0.7%
       85,000  Banco Ganadero S.A. (ADR) ..........................   1,827,500
                                                                   ------------

               CZECH REPUBLIC: 1.3%
       26,580  SPT Telekon AS1 ....................................   3,305,415
                                                                   ------------

               GREECE: 5.5%
      160,100  Delta Dairy S.A. (Preferred shares) ................   1,330,327
       61,800  Ergo Bank S.A. .....................................   3,132,458
       71,600  Hellenic Bottling Company S.A. .....................   2,294,183
      128,700  Hellenic Tellecommunication Organization S.A. ......   2,198,818
      303,900  Michaniki S.A. .....................................   2,352,757
       49,300  Titan Cement Company ...............................   2,680,715
                                                                   ------------
                                                                     13,989,258
                                                                   ------------

               HONG KONG: 6.3%
      736,000  Citic Pacific, Ltd. ................................   4,272,323
    3,744,000  Founder Hong Kong, Ltd.1............................   1,440,001
    3,986,000  Guangdong Investments ..............................   3,839,136
    7,350,000  Qingling Motors Company1............................   4,062,219
      510,000  Wharf (Holdings), Ltd. .............................   2,545,056
                                                                   ------------
                                                                     16,158,735
                                                                   ------------

Lexington Worldwide Emerging Markets Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1996 (continued)


Number of                                                              Value
 Shares                            Security                           (Note 1)
--------------------------------------------------------------------------------

               HUNGARY: 1.7%
       72,820  Pick Szeged Rt. ....................................$  4,311,087
                                                                   ------------

               INDIA: 1.1%
          200  Bajaj Auto, Ltd. ...................................       4,769
      151,000  Hindalco Industries, Ltd. ..........................   2,767,101
                                                                   ------------
                                                                      2,771,870
                                                                   ------------

               INDONESIA: 4.1%
    1,780,000  PT Ramayana Lestari Sentosa1 .......................   3,842,539
    1,166,000  PT Semen Cibinong ..................................   3,282,073
    1,876,000  PT Tambang Timah ...................................   3,414,518
                                                                   ------------
                                                                     10,539,130
                                                                   ------------

               ISRAEL: 1.5%
       74,300  Teva Pharmaceutical Industries, Ltd. (ADR) .........   3,719,644
                                                                   ------------

               MALAYSIA: 10.2%
       43,000  Berjaya Sports Toto Bhd ............................     214,531
      371,000  Hong Leong Credit Bhd ..............................   2,335,730
    1,765,000  Magnum Corporation Bhd .............................   3,424,462
      265,000  Malayan Banking Bhd ................................   2,938,025
    1,457,000  MBF Capital Bhd ....................................   2,365,348
      260,000  O.Y.L. Industries Bhd ..............................   2,753,904
    1,228,000  Public Finance Bhd .................................   2,139,452
      759,000  Sime Darby Bhd .....................................   2,990,312
    1,310,000  Sungei Way Holdings Bhd ............................   3,890,310
      703,000  Tanjong Plc ........................................   2,811,437
                                                                   ------------
                                                                     25,863,511
                                                                   ------------

               MEXICO: 6.9%
    1,641,000  Cemex S.A. de C.V. "B" .............................   6,399,711
      127,400  Grupo Casa Autrey, S.A. de C.V. (ADR) ..............   2,484,300
    2,721,500  Grupo Industrial Maseco S.A. de C.V. ...............   3,450,264
       71,500  Grupo Televisa S.A. (ADR)1 .........................   1,832,188
      219,700  Tubos De Acero De Mexico S.A. (ADR)1 ...............   3,487,738
                                                                   ------------
                                                                     17,654,201
                                                                   ------------

Lexington Worldwide Emerging Markets Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1996 (continued)


Number of                                                              Value
 Shares                            Security                           (Note 1)
--------------------------------------------------------------------------------

               PAKISTAN: 0.6%
      313,700  Pakistan Investment Fund, Inc.1 ....................$  1,607,713
                                                                   ------------

               PHILIPPINES: 5.8%
    7,079,250  Filinvest Land, Inc.1 ..............................   2,207,218
    4,210,000  Fortune Cement Corporation1 ........................   2,121,007
    8,503,275  International Container Terminal Service, Inc.1 ....   4,445,628
      341,900  Manila Electric Company "B" ........................   2,794,999
    5,919,000  Universal Robina Corporation .......................   3,319,591
                                                                   ------------
                                                                     14,888,443
                                                                   ------------

               POLAND: 7.0%
      116,100  Debica S.A. ........................................   2,597,574
      603,280  Elektrim Towarzystwo Handlowe S.A. .................   5,483,376
       29,803  Gorazdze S.A. ......................................     744,941
      980,100  Mostostal-Export S.A. ..............................   2,329,888
      447,900  Polifarb Cieszyn Wroclaw S.A. ......................   2,489,625
      209,500  Stomil Olsztyn S.A.1 ...............................   2,709,827
       33,361  Zaklady Piwowarski w Zywcu S.A. ....................   1,551,124
                                                                   ------------
                                                                     17,906,355
                                                                   ------------

               PORTUGAL: 1.0%
      86,200   Portugal Telecom S.A. ..............................   2,454,131
                                                                   ------------

               RUSSIA: 5.1%
      27,780   Lexington Troika Dialog Russia Fund, Inc. ..........     312,248
     486,300   LUKoil Holdings of Russia1 .........................   5,495,190
   1,354,000   Rostelekom1 ........................................   3,276,680
  42,869,000   Unified Energy System1 .............................   3,901,079
                                                                   ------------
                                                                     12,985,197
                                                                   ------------

               SINGAPORE: 5.5%
     304,000   City Developments, Ltd. ............................   2,738,310
     760,000   DBS Land, Ltd. .....................................   2,798,075
     654,000   Far East Levingston Shipbuilding, Ltd. .............   3,413,022
     821,000   Jardine Strategic Holdings, Ltd. ...................   2,972,020
     781,000   Want Want Holdings1 ................................   2,054,030
                                                                   ------------
                                                                     13,975,457
                                                                   ------------

               SOUTH AFRICA: 3.2%
      33,000   Anglo American Corporation of South Africa,
                Ltd. (ADR) ........................................   1,798,500
     194,600   Driefontein Consolidated, Ltd. .....................   2,048,970
      85,300   Liberty Life Association of Africa, Ltd. ...........   2,142,897
     122,986   Rustenburg Platinum Holdings, Ltd. (ADR)1 ..........   1,682,759
       7,600   Vaal Reefs Exploration & Mining Company, Ltd. ......     487,440
                                                                   ------------
                                                                      8,160,566
                                                                   ------------

Lexington Worldwide Emerging Markets Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1996 (continued)


Number of                                                              Value
 Shares                            Security                           (Note 1)
--------------------------------------------------------------------------------

               SOUTH KOREA: 2.9%
      43,500   Hyundai Motor Company, Ltd. ........................$  1,028,977
      76,600   Korea Electric Power Corporation ...................   2,228,693
      49,950   Pohang Iron & Steel Company, Ltd. ..................   2,156,327
      20,200   Pohang Iron & Steel Company, Ltd. (ADR) ............     409,050
      27,100   Samsung Electronics Company ........................   1,458,368
                                                                   ------------
                                                                      7,281,415
                                                                   ------------

               TAIWAN: 2.2%
     256,125   Taiwan Fund, Inc. ..................................   5,698,781
                                                                   ------------

               THAILAND: 3.2%
     246,000   Advanced Info Service Plc. .........................   2,110,761
     197,000   BEC World Public Company Ltd.1 .....................   1,782,525
     523,000   Krung Thai Bank Public Company, Ltd. ...............   1,009,690
     310,000   Matichon Public Company, Ltd. ......................     876,559
     191,600   Shinawatra Computer Company, Plc ...................   2,316,533
                                                                   ------------
                                                                      8,096,068
                                                                   ------------

               TURKEY: 1.2%
  11,656,000   Akbank T.A.S. ......................................   1,585,216
  13,834,000   Arcelik A.S. .......................................   1,411,068
                                                                   ------------
                                                                      2,996,284
                                                                   ------------

               VENEZUELA: 3.5%
      95,700   Compania Anonima Nacional Telefonos
                de Venezuela (ADR)1 ...............................   2,691,563
     621,870   Mantex S.A. (ADR) ..................................   2,709,425
     512,749   Mavesa S.A. (ADR) ..................................   3,433,316
                                                                   ------------
                                                                      8,834,304
                                                                   ------------

               TOTAL COMMON STOCKS (cost $244,923,408) ............ 254,494,426
                                                                   ------------

Lexington Worldwide Emerging Markets Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1996 (continued)

Number of
Shares or
Principal                                                              Value
 Amount                            Security                           (Note 1)
--------------------------------------------------------------------------------

               SHORT-TERM INVESTMENTS: 0.1%

    $300,000   U.S. Treasury Bills, 5.02%, due 02/13/97
                (cost $298,201) ...................................$    298,158
                                                                   ------------

               TOTAL INVESTMENTS: 100.0% (cost $245,221,609+)
                (Note 1) .......................................... 254,792,584
               Liabilities in excess of other assets: .............    (119,778)
                                                                   ------------

               TOTAL NET ASSETS: 100.0% (equivalent to $11.49 per
                share on 22,161,235 shares outstanding) ...........$254,672,806
                                                                   ============

1Non-income producing securities.
ADR-American Depository Receipt.
+Aggregate cost for Federal income tax purposes is $245,222,883.


                          ---------------------------


At December 31, 1996, the composition of the Fund's net assets by industry concentration was as follows:


Left Column

Banking ...............................   7.8%
Capital Equipment .....................   5.3
Construction and Housing ..............   0.9
Consumer (Durables) ...................   4.6
Consumer (Non-Durables) ...............   8.5
Electrical and Electronics ............   1.5
Energy Sources ........................   3.7
Financial Services ....................   5.2
Gold ..................................   1.0
Health & Personal Care ................   2.4


Right Column

Materials .............................  21.7%
Merchandising .........................   1.5
Multi-Industry ........................  10.7
Real Estate ...........................   4.0
Services ..............................   5.5
Telecommunications ....................   9.8
Trade .................................   2.2
U.S. Government Obligations ...........   0.1
Utilities .............................   3.6
                                        -----
        Total Net Assets .............. 100.0%
                                        =====







    The Notes to Financial Statement are an integral part of this statement.

Lexington Worldwide Emerging Markets Fund, Inc.
Statement of Assets and Liabilities
December 31, 1996


Assets
Investments, at value (cost $245,221,609) (Note 1) ............... $254,792,584
Cash .............................................................      224,869
Foreign currencies, at value (cost $2,097,058) ...................    2,097,348
Receivable for investment securities sold ........................    3,172,247
Receivable for shares sold .......................................      445,011
Dividends and interest receivable ................................      184,512
Foreign taxes recoverable ........................................        7,191
                                                                   ------------
Total Assets .....................................................  260,923,762
                                                                   ------------

Liabilities
Due to Lexington Management Corporation (Note 2) .................      213,891
Payable for investment securities purchased ......................    3,116,159
Payable for shares redeemed ......................................    2,454,555
Accrued expenses .................................................      466,351
                                                                   ------------
Total Liabilities ................................................    6,250,956
                                                                   ------------

Net Assets (equivalent to $11.49 per share
 on 22,161,235 shares outstanding) (Note 3) ...................... $254,672,806
                                                                   ============

Net Assets consist of:
Capital stock-authorized 100,000,000 shares, $1.00 par value per share ....................................................... $ 22,161,235
Additional paid-in capital (Note 1) ..............................  250,326,948
Distributions in excess of net investment income (Note 1) ........      (56,742)
Accumulated net realized loss on investments and
 foreign currency transactions (Notes 1 and 6) ...................  (27,325,466)
Net unrealized appreciation of investments and
 foreign currency transactions ...................................    9,566,831
                                                                   ------------
                                                                   $254,672,806
                                                                   ============




   The Notes to Financial Statements are an integral part of this statement.

Lexington Worldwide Emerging Markets Fund, Inc.
Statement of Operations
Year ended December 31, 1996


Investment Income
Income
 Dividends ..........................................$ 5,190,190
 Interest ...........................................    973,380
                                                     -----------
                                                       6,163,570
 Less: Foreign tax expense ..........................    600,569
                                                     -----------
    Total investment income .........................               $ 5,563,001

Expenses
 Investment advisory fee (Note 2) ...................  3,176,490
 Transfer agent and shareholder servicing expense
  (Note 2) ..........................................    998,436
 Custodian expense ..................................    766,489
 Accounting expenses (Note 2) .......................    242,862
 Printing and mailing expenses ......................    159,965
 Registration fees ..................................     51,372
 Professional fees ..................................     46,344
 Computer processing fees ...........................     18,114
 Directors' fees and expenses .......................     16,232
 Other expenses .....................................    105,092
                                                     -----------
    Total expenses ..................................                 5,581,396
                                                                    -----------
     Net investment loss ............................                   (18,395)

Realized and Unrealized Gain (Loss) on Investments (Note 4)
 Net realized gain (loss) on:
  Investments .......................................  7,637,557
  Foreign currency transactions .....................   (300,025)
                                                     -----------
     Net realized gain ..............................                 7,337,532
 Net change in unrealized appreciation on:
  Investments ....................................... 12,559,897
  Foreign currency translation of other assets
   and liabilities ..................................     (2,519)
                                                     -----------
     Net change in unrealized appreciation ..........                12,557,378
                                                                    -----------
     Net realized and unrealized gain ...............                19,894,910
                                                                    -----------

Increase in Net Assets Resulting from Operations ....               $19,876,515
                                                                    ===========

    The Notes to Financial Statements are an integral part of this statement.

Lexington Worldwide Emerging Markets Fund, Inc.
Statements of Changes in Net Assets
Years ended December 31, 1996 and 1995


                                                       1996            1995
                                                  ------------     ------------
Net investment income (loss) .....................$    (18,395)    $  1,973,177
Net realized gain (loss) on investments and
 foreign currency transactions ...................   7,337,532      (33,750,839)
Net change in unrealized appreciation on
 investments and foreign currency translations ...  12,557,378       16,901,196
                                                  ------------     ------------
  Increase (decrease) in net assets
   resulting from operations .....................  19,876,515      (14,876,466)
Distributions to shareholders from net
 investment income (Note 1)                              -           (1,973,177)
Distributions to shareholders in excess of net
 investment income (Note 1)                              -             (195,271)
Distributions to shareholders from net realized
 gains from security transactions (Note 1) .......       -               (9,702)
Decrease in net assets from capital share
 transactions (Note 3) ........................... (30,748,162)      (5,982,120)
                                                  ------------     ------------
        Net decrease in net assets ............... (10,871,647)     (23,036,736)

Net Assets
Beginning of period .............................. 265,544,453      288,581,189
                                                  ------------     ------------
End of period (including distributions in excess
 of net investment income of $56,742 and
 $420,121, respectively) .........................$254,672,806     $265,544,453
                                                  ============     ============





   The Notes to Financial Statements are an integral part of these statements.

Lexington Worldwide Emerging Markets Fund, Inc.
Notes to Financial Statements
December 31, 1996 and 1995


1.  Significant Accounting Policies

Lexington Worldwide Emerging Markets Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital primarily through investment in equity securities domiciled in, or doing business in, emerging countries and emerging markets. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Investments Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked price is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked price. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

    Foreign Currency Transactions Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations. There were no foreign exchange contracts outstanding at December 31, 1996.

    Federal Income Taxes It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

    Distributions Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net realized assets were not affected by this change.

Lexington Worldwide Emerging Markets Fund, Inc.
Notes to Financial Statements
December 31, 1996 and 1995 (continued)


    Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fee and Other Transactions with Affiliate

    The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets. The investment advisory contract provides that the total annual expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are offered for sale. No reimbursement was required for the year ended December 31, 1996.

    The Fund also reimbursed LMC for certain expenses, including accounting and shareholder servicing costs of $517,910 which were incurred by the Fund, but paid by LMC.

3. Capital Stock

Transactions in capital stock were as follows:

                                                               Year ended                  Year ended
                                                           December 31, 1996           December 31, 1995
                                                        ------------------------     ----------------------
                                                          Shares        Amount        Shares         Amount
                                                          ------        ------        ------         ------
    Shares sold ...................................... 22,719,087    $266,562,359    22,479,065    $242,654,550
    Shares issued to shareholders on reinvestment
     of dividends ....................................      -               -           183,411       1,963,204
                                                       ----------     -----------    ----------    ------------
                                                       22,719,087     266,562,359    22,662,476     244,617,754
    Shares redeemed ..................................(25,383,903)   (297,310,521)  (23,001,849)   (250,599,874)
                                                       ----------     -----------    ----------    ------------
     Net decrease .................................... (2,664,816)   $(30,748,162)     (339,373)   $ (5,982,120)
                                                       ==========    ============    ==========    ============



4. Purchases and Sales of Investment Securities

    The cost of purchases and proceeds from sales of securities for the year ended December 31, 1996, excluding short-term securities, were $ 255,441,337 and $ 274,438,387, respectively.

    At December 31, 1996, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $35,995,940 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $26,430,383.

Lexington Worldwide Emerging Markets Fund, Inc.
Notes to Financial Statements
December 31, 1996 and 1995 (continued)


5. Investment and Concentration Risks

    The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/ or credit risk of the investments.

    In  addition  to the risks  described  above,  risks may arise from  forward
foreign  currency   contracts  as  a  result  of  the  potential   inability  of
counterparties to meet the terms of their contracts.

6. Federal Income Taxes-Capital Loss Carryforwards

    Capital loss carryforwards available for federal income tax purposes as of December 31, 1996 are approximately $22,320,887 expiring in 2003.

    To the extent any future capital gains are offset by these losses, such gains would not be distributed to shareholders.

Lexington Worldwide Emerging Markets Fund, Inc.
Financial Highlights


Selected per share data for a share outstanding throughout the period:


                                                                    Year ended December 31,
                                                          ----------------------------------------------
                                                           1996      1995      1994      1993     1992
                                                           ----      ----      ----      ----     ----
Net asset value, beginning of period .................... $10.70    $11.47    $13.96    $ 8.66    $ 9.03
                                                          ------    ------    ------    ------    ------

Income (loss) from investment operations:
 Net investment income (loss) ...........................      -       .08      (.01)      .05       .07
 Net realized and unrealized gain
  (loss) on investments and foreign currency
  transactions ..........................................    .79      (.76)    (1.92)     5.43       .27
                                                          ------    ------    ------    ------    ------
Total income (loss) from investment operations ..........    .79      (.68)    (1.93)     5.48       .34
                                                          ------    ------    ------    ------    ------

Less distributions:
 Dividends from net investment income ...................      -      (.08)        -      (.01)     (.11)
 Distributions in excess of net investment income
  (temporary book-tax difference) .......................      -      (.01)        -         -         -
 Distributions from net realized gains ..................      -         -      (.47)     (.17)     (.60)
 Distributions in excess of net realized gains (temporary
   book-tax difference) .................................      -         -      (.09)        -         -
                                                          ------    ------    ------    ------    ------
Total distributions .....................................      -      (.09)     (.56)     (.18)     (.71)
                                                          ------    ------    ------    ------    ------
Net asset value, end of period .......................... $11.49    $10.70    $11.47    $13.96    $ 8.66
                                                          ======    ======    ======    ======    ======
Total return ............................................   7.38%    (5.93%)  (13.81%)   63.37%     3.77%

Ratio to average net assets:
 Expenses ...............................................   1.76%     1.88%     1.65%     1.64%     1.89%
 Net investment income (loss) ...........................   (.01%)     .70%     (.06%)     .21%      .75%
Portfolio turnover rate .................................  86.26%    92.85%    79.56%    38.35%    91.27%
Average commission paid on equity security transactions*       -         -         -         -         -
Net assets at end of period (000's omitted) ............$254,673  $265,544  $288,581  $230,473   $30,021



---------------
*The average commission paid on equity security  transactions for the year ended
 December 31, 1996 is less than $0.005 per share of securities purchased and sold. In accordance with recent SEC disclosure guidelines, average commissions are calculated for the current period and not for prior periods.

Independent Auditors' Report

The Board of Directors and Shareholders
Lexington Worldwide Emerging Markets Fund, Inc.:

    We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Worldwide Emerging Markets Fund, Inc. as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Worldwide Emerging Markets Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

New York, New York
February 10, 1997

Left Column

Lexington
Worldwide Emerging Markets Fund, Inc.


Investment Adviser
-------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


Distributor
-------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


          ----------------------------------------
          All shareholder requests for services of any kind should be sent to:

          Transfer Agent
          ----------------------------------------
          STATE STREET BANK AND
          TRUST COMPANY
          c/o National Financial Data Services
          1004 Baltimore
          Kansas City, Missouri 64105

          Or call toll free:
          Service and Sales: 1-800-526-0056
          24 Hour Account Information:
          1-800-526-0052
          ----------------------------------------




------------------------------------------------------

(800) 526-0052
                       "LEXLINE"
      24 hour toll-free telephone access to your
                Lexington Fund account
     Price/Yield * Account Balances * Exchanges *
 Last Transactions*Total Return*Duplicate Statements

------------------------------------------------------


This report has been prepared for the  information  of
the  shareholders  of  Lexington   Worldwide  Emerging
Markets Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.




Right Column


           ---------------------------------

                       LEXINGTON

           ---------------------------------






           ---------------------------------

                       LEXINGTON
                       WORLDWIDE
                       EMERGING
                        MARKETS
                      FUND, INC.


                     (filled box)


           Seeks long-term growth of capital
            primarily through investment in
                 equity securities of
           companies domiciled in, or doing
            business in, emerging countries
                 and emerging markets.


                     (filled box)


                     ANNUAL REPORT
                   DECEMBER 31, 1996

                  The Lexington Group
                      of No Load
                 Investment Companies


           ---------------------------------